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                                                                   EXHIBIT 10.42

              CONFIDENTIAL GENERAL RELEASE AND SEPARATION AGREEMENT


        THIS CONFIDENTIAL GENERAL RELEASE AND SEPARATION AGREEMENT (hereinafter "Agreement") is made and entered into this 2nd day of March, 2004 by and between CDRJ Investments (Lux) SA, a Luxembourg company, CDRJ North Atlantic (Lux) S.ar.l., a Luxembourg societe a responsabilite limitee, Jafra Worldwide Holdings
(Lux) S.ar.l., a Luxembourg societe a responsabilite limitee, and Jafra Cosmetics International, Inc., a Delaware corporation (the "Employer")(such entities, together with any successors thereto, collectively, the "Company"), and Jaime Lopez Guirao ("Executive", and together with the Company, hereinafter the "Parties").

                              -W-I-T-N-E-S-S-E-T-H-


        WHEREAS, CDRJ Investments (Lux) SA, the Employer and the Executive have previously entered into an Employment Agreement, (the "Employment Agreement") dated as of June 1, 1998, pursuant to which the Employer employed Executive as President; Global Operations;

        WHEREAS, in connection with a restructuring of CDRJ Investments (Lux) SA and its subsidiaries, Jafra Worldwide Holdings (Lux) S.ar.l. assumed all of the obligations of CDRJ Investments (Lux) SA under the Employment Agreement;

        WHEREAS, the Employer has determined it is in the best interests of the Company to terminate the Executive's employment "Without Cause" (as defined in the Employment Agreement), effective as of March 6, 2004 (the "Termination Date").

        IN CONSIDERATION THEREOF, the Company desires to settle, conclude and obtain the final release of all possible matters and claims which Executive has now or may have in the future, whether known or unknown against the Company, each of their respective direct or indirect subsidiaries, and each of their affiliates.

        NOW THEREFORE, in consideration of the termination benefits provided for in Section 7 of the Employment Agreement and the other payments and benefits provided for herein which the parties acknowledge and agree are as set forth on Annex A attached hereto (collectively, the "Termination Benefits"), the premises and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS AGREED AS
FOLLOWS:

        1. Effective as of the Termination Date, the Executive's employment with, and as an officer of, the Company and each of its subsidiaries and affiliates is terminated in all respects.

        2. As consideration for entering into this Agreement and subject to the Executive's compliance with the terms of this Agreement, his Employment Agreement and any other Agreement with the Company or any of its affiliates by which he is or may be bound (including, but not limited to at all times hereafter, Section 8 ("Unauthorized Disclosure"), Section 9 ("Non-Competition"),
Section 10 ("Non-Solicitation of Employees"), Section 11 ("Non-Solicitation of Customers"), Section 12 ("Return of Documents") and Section 13 ("Injunctive Relief") of the


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Employment Agreement, the Company shall provide to the Executive the Termination
Benefits set forth on Annex A hereto (in accordance with the terms and conditions of the Employment Agreement where applicable). Notwithstanding the foregoing, the Company shall not be required to provide the Termination Benefits if the Executive revokes this Agreement in accordance with paragraph 7 hereof. For the avoidance of doubt, in the event of the death of the Executive during the two year period commencing on the Termination Date (the "Severance Period"), the Company shall continue to provide the Termination Benefits set forth on Annex A hereto to the Executive's estate, beneficiaries or legal representative as if the Executive had survived for the entire Severance Period.

        3. IN RETURN FOR THE RECEIPT OF SUCH TERMINATION BENEFITS, EXECUTIVE ON HIS OWN BEHALF AND ON BEHALF OF EACH OF HIS AGENTS, REPRESENTATIVES, ASSIGNS, HEIRS, EXECUTORS AND ADMINISTRATORS, DOES HEREBY FULLY AND GENERALLY RELEASE, SETTLE, CANCEL, DISCHARGE AND ACKNOWLEDGE TO BE FULLY SATISFIED, AND COVENANT NOT TO SUE ANY RELEASEE (AS DEFINED BELOW) IN RESPECT OF, ANY AND ALL CLAIMS, CONTRACTUAL OR OTHERWISE, DEMANDS, COSTS, RIGHTS, CAUSES OF ACTION, CHARGES, COMPLAINTS, LOSSES, DAMAGES AND ALL LIABILITY OF WHATEVER KIND AND NATURE, WHETHER KNOWN OR UNKNOWN, WHICH HE MAY HAVE AT THE TIME OF SIGNING THIS AGREEMENT, OR HAD AT ANY TIME PRIOR THERETO, AGAINST ANY OF THE COMPANY, ANY SUBSIDIARY OR AFFILIATE OF THE COMPANY, ANY SUCCESSOR OR ASSIGN OF ANY SUCH ENTITY OR ANY OF THEIR RESPECTIVE EMPLOYEES, DIRECTORS, OFFICERS, AGENTS OR OTHER REPRESENTATIVES (COLLECTIVELY, THE "RELEASEES") WHICH MAY IN ANY WAY BE CONNECTED WITH OR RELATED TO EXECUTIVE'S EMPLOYMENT WITH THE COMPANY OR THE SEVERING OR PERMANENT DISCONTINUANCE OF THAT EMPLOYMENT (COLLECTIVELY, THE "CLAIMS"), OTHER THAN THE EXCLUDED CLAIMS (AS DEFINED BELOW). THIS RELEASE SPECIFICALLY INCLUDES CLAIMS IN RESPECT OF ALL PERSONAL INJURIES AND CONSEQUENCES THEREOF, INCLUDING DEATH AND PAIN AND SUFFERING, AND ANY INJURIES WHICH MAY NOW EXIST BUT WHICH, AT THIS TIME, ARE UNKNOWN, UNKNOWABLE, OR UNANTICIPATED, OR WHICH MAY OR MAY NOT DEVELOP FURTHER AT SOME TIME IN THE FUTURE, AND ALL POTENTIAL CLAIMS CONCERNING ANY UNFORESEEABLE OR UNANTICIPATED FURTHER DEVELOPMENT OR CONSEQUENCES OF KNOWN INJURIES, OTHER THAN THE EXCLUDED CLAIMS.

        WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS RELEASE INCLUDES, BUT IS NOT LIMITED TO, ANY CLAIM BEFORE ANY COURT, GOVERNMENT AGENCY OR IN ANY OTHER FORUM, INCLUDING BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, 42 U.S.C. SECTION 621 ET SEQ. (AGE DISCRIMINATION), THE NATIONAL LABOR RELATIONS ACT, AS AMENDED, 29 U.S.C., SECTION 141 ET SEQ. (UNION AND COLLECTIVE ACTIVITY), THE EQUAL PAY ACT OF 1963, 29 U.S.C. SECTION 201 ET SEQ. (EQUAL PAY), THE AMERICANS WITH DISABILITIES ACT, 42 U.S.C. SECTION 12101 (DISABILITY DISCRIMINATION), THE REHABILITATION ACT OF 1973, 29 U.S.C. SECTION 701 (DISABILITY DISCRIMINATION), THE CIVIL RIGHTS ACTS OF 1866 AND 1871, AS AMENDED, 29 U.S.C. SECTION 1981 ET SEQ. (CIVIL RIGHTS), THE CONSOLIDATED OMNIBUS BUDGET RECONCILIATION ACT OF 1985, AS AMENDED, (COBRA-GROUP HEALTH INSURANCE), THE EMPLOYEE RETIREMENT AND INCOME SECURITY ACT, AS AMENDED, 29 U.S.C. SECTION 1001 ET SEQ. (EMPLOYEE BENEFITS), THE FAIR LABOR STANDARDS ACT, AS AMENDED, 29 U.S.C.
SECTION 201 ET SEQ. (MINIMUM WAGE, OVERTIME PAY AND WORKING HOURS), THE FAMILY MEDICAL LEAVE ACT OF 1993, AS AMENDED, 42 U.S.C. SECTION 2601 ET SEQ. (LEAVES OF ABSENCE), ACTION FOR RACE, COLOR, RELIGION, AGE, SEX, NATIONAL ORIGIN AND HANDICAP DISCRIMINATION OR FOR WORK-RELATED INJURIES OR PAYMENT OF WAGES ARISING UNDER STATE LAW, FOR WRONGFUL DISCHARGE BASED UPON AN IMPLIED CONTRACT OR PUBLIC


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POLICY, AND ANY OTHER FEDERAL, STATE OR LOCAL STATUTE, PUBLIC POLICY, ORDER,
REGULATION, TORT OR CONTRACT CLAIM, IN EACH CASE, OTHER THAN THE EXCLUDED
CLAIMS.

        FOR PURPOSES OF THIS AGREEMENT, THE TERM "EXCLUDED CLAIMS" MEANS CLAIMS BROUGHT UNDER OR TO ENFORCE THE TERMS OF THIS AGREEMENT. FOR THE AVOIDANCE OF DOUBT, THIS AGREEMENT IS NOT INTENDED TO GOVERN MATTERS RELATING TO SHARES OR STOCK OPTIONS OF THE COMPANY OR ANY OF ITS AFFILIATES PURCHASED BY OR GRANTED TO THE EXECUTIVE, WHICH SHALL BE GOVERNED BY THE TERMS OF THE PLANS AND/OR AGREEMENTS UNDER WHICH SUCH SHARES OR STOCK OPTIONS WERE PURCHASED OR GRANTED.

        4. Executive understands, agrees and acknowledges that this Agreement is intended to include in its effect, without limitation, claims and causes of action which he does not know of or suspect to exist in his favor at the time of executing this Agreement, and that this Agreement contemplates extinguishment of all such claims and causes of action.

        5. For the avoidance of doubt, the Parties agree that Section 16 of the Employment Agreement ("Indemnification"), pursuant to which the Employer has agreed to provide certain indemnification benefits to the Executive in accordance with the terms and conditions set forth therein, shall remain in full force and effect for the Severance Period and shall be incorporated by reference herein and made a part hereof.

        6. Executive understands, agrees and acknowledges that by signing this Agreement he is not relying on any representation, promise or statement, either oral or written, not contained in this Agreement.

        7. Executive understands, agrees and acknowledges that:

                (a) he has been encouraged by representatives of the Company to have this Agreement reviewed by legal counsel of his own choosing and that he has been given ample time to do so prior to signing it;

                (b) he has had the opportunity to negotiate concerning the terms of this Agreement;

                (c) HE HAS BEEN PROVIDED THE OPPORTUNITY TO TAKE UP TO TWENTY-ONE (21) DAYS TO CONSIDER THIS AGREEMENT;

                (d) HE SHALL HAVE THE RIGHT TO REVOKE THIS AGREEMENT WITHIN SEVEN (7) DAYS FOLLOWING THE DATE HE EXECUTES THIS AGREEMENT. ANY REVOCATION OF THIS AGREEMENT MUST BE IN WRITING AND RECEIVED BY THE COMPANY WITHIN TEN (10) DAYS OF THE EXECUTION OF THIS AGREEMENT BY CERTIFIED MAIL ADDRESSED TO MR. RALPH S. MASON, III, 2451 TOWNSGATE ROAD, WESTLAKE VILLAGE, CALIFORNIA 91361; AND

                (e) by signing this Agreement, he represents that he fully understands the terms and conditions stated in it and intends to be legally bound by them.


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        If the Executive revokes this Agreement in the manner provided above, it shall be void and of no effect, and shall not bind the Executive, the Company or any of their respective affiliates.

        8. Executive represents that he has not heretofore assigned or transferred or purported to assign or transfer, to any person or entity, any of the Claims, any portion thereof, or any interest therein.

        9. Any breach by Executive of a condition of this Agreement with an attendant failure to remedy the breach within ten (10) days of receiving notice of it from the Company shall subject Executive to any and all equitable and/or monetary relief required to prevent further damage to any of the Companies and to compensate same for any damages suffered as a consequence of the breach of this Agreement.

        10. The Company may withhold from any payments made under this Agreement all federal, state, local or other applicable taxes as shall be required by law.

        11. This Agreement does not constitute nor shall it be construed as an admission by the Company, its affiliates, subsidiaries, joint venturers, or directors, officers, employees, agents, representatives or assigns of any violation or noncompliance with any obligation, legal or otherwise.

        12. The Parties to this Agreement agree not to disclose its terms or any of the facts surrounding the Agreement and settlement, to any person or entity, other than their attorney, accountants, financial advisors, or the members of their immediate family; provided that this Agreement shall not be construed to prohibit any disclosure required by law.

        13. This Agreement shall be governed by, interpreted and construed in accordance with the laws of the state of California.

        14. The Parties intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision.

        15. It is the express intention of the Parties that this Agreement shall operate as a sealed instrument.

        16. This Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, administrators, representatives, executors, successors and assigns.


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        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

                                            CDRJ INVESTMENTS (Lux) SA
                                            By: /s/ Ralph S. Mason
                                                --------------------------------
                                            Name: Ralph S. Mason, III
                                            Title: Vice Chairman, Executive Vice
                                            President and General Counsel

                                            JAFRA WORLDWIDE HOLDINGS (Lux)
                                            S.ar.l

                                            By: /s/ Ralph S. Mason
                                                --------------------------------
                                            Name: Ralph S. Mason, III
                                            Title:  Vice Chairman, Executive
                                            Vice President and General Counsel

                                            CDRJ NORTH ATLANTIC (Lux) S.ar.l

                                            By: /s/ Ralph S. Mason
                                                --------------------------------
                                            Name: Ralph S. Mason, III
                                            Title: Vice Chairman, Executive Vice
                                            President and General Counsel

                                            JAFRA COSMETICS INTERNATIONAL, Inc.


                                            By: /s/ Ralph S. Mason
                                                --------------------------------
                                            Name: Ralph S. Mason, III
                                            Title: Vice Chairman, Executive Vice
                                            President and General Counsel

                                            EXECUTIVE

                                            By: /s/ Jaime Lopez Guirao
                                                --------------------------------
                                            Name: Jaime Lopez Guirao


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                      JAIME LOPEZ GUIRAO (THE "EXECUTIVE")

                              TERMINATION BENEFITS

1. Upon a termination of employment by Jafra without Cause, the Executive is entitled to receive the following payments and benefits under his Employment
Agreement:

- Base Salary (at current annualized rate of $528,715) through the date of termination (i.e., through March 6, 2004). (SECTION 7(f)(i))

- Base Salary in installments (at current annualized rate of $528,715) for a period of 2 years from date of termination (i.e., through March 6, 2006). (SECTION 7(f)(i)(A))

- If Jafra meets applicable performance objectives for 2004 under its Bonus Plan, pro rata incentive bonus for 2004 (approx. $50,122, based on 2003 bonus). (SECTION 7(f)(i)(B))

- Continued participation in health plans for a period of 2 years from date of termination (i.e., through March 6, 2006). (SECTION 7(f)(i))

- Any accrued benefits under other Jafra plan (other than bonus or incentive plans) in which the Executive currently participates. (SECTION 7(f)(iii))

2. As further consideration for entering into the Confidential General Release and Separation Agreement, the Executive is also entitled to receive the following:

- A lump sum cash payment in an amount equal to $100,000 payable as soon as practicable following the Termination Date.

- As soon as practicable following the 90th day after the execution by the Parties of the Confidential General Release and Separation Agreement, a lump sum cash payment in an amount equal to $100,000; provided that the transfer of the Company's arrangements for manufacturing at the COSFRA facility in Naucalpan, Mexico has been completed prior to such date.

- Reimbursement for the cost to Executive of one round-trip business class airline ticket from Madrid, Spain to Los Angeles, California.